EXHIBIT 99.1



VetBreath™ Analytics (VBA)

A Division Of Global Innovative Platforms Inc. (OTC: GIPL)

A Diagnostic Revolution

Forward Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," "pro-forma," "goals," "proposes," and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Global Innovative Platforms Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Breathomics



The study of volatile organic compounds (VOCs) in exhaled breath. Metabolism produces VOCs that change predictably with disease states. This creates a unique "breath signature" that can be used as a non-invasive diagnostic tool.

HOW IT WORKS

VOCs are exhaled in specific combinations and proportions, producing a distinct "breath marker"

Disease states produce specific combinations of volatile organic compounds[1]

Gas chromatography unit detects Disease-specific VOC breath markers

Results communicated back to clinic staff within minutes


VOC
VOC
VOC

USING BREATHOMICS TO DIAGNOSE HEARTWORM DISEASE

An Ideal Animal Health Starting Point



AHS RECOMMENDATIONS

The American Heartworm Society recommends that all dogs 6 months and older be tested annually for heartworm disease. Current standard is a blood test.

PROBLEM: 6 MONTH DETECTION LAG

INFECTION — 1 — 2 — 3 — 4 — 5 — 6 MONTH — DETECTION

With blood-based diagnostics, there is a six month lag between infection and detection.

Estimated over 60M annual tests in the US

The Clinical Practitioners Advisory Committee estimates over 60M tests for the US but only 19M are reported

HEARTWORM DIAGNOSTICS

Traditional



- Invasive
- Specialized skills
- Blood samples
- Ongoing consumables
- Risk of human needle sticks

Breathomics



- Non-invasive
- No specialized training
- No reagents or other consumables
- Results in minutes

WHY IS EARLY DETECTION IMPORTANT?

- Identify heartworm **before** lasting damage occurs
- Protect the heart and lungs from **irreversible** harm
- Act early with **prevention** instead of costly treatment
- Reduce financial **burden** and medical risk for owners
- Provide veterinarians with the first **early-stage** screening tool
- Ideal detection window is between **35 to 60 days** post infection


MONTHS
1
2
3
4
5
6
INFECTION
GOAL
TRADITIONAL DETECTION

The VetBreath Dx™ Platform
(Patent Pending)



PPT Sensitivity

Combines gas chromatography and photoionization detection for high-sensitivity VOC analysis[14]

Proprietary Technology

GIPL controls proprietary, worldwide rights to deploy the technology platform for animal health applications.

Military

A branch of the military currently uses this type of technology for ambient monitoring in high-risk environments

Research

Major research institutions exploring this technology for cancer diagnostic capabilities

MASSIVE MARKET OPPORTUNITY

$3B+

Current **$3B+** animal diagnostics market[7]

6.8%
CAGR

Animal diagnostics market **growth**[8]

30K+
Practices

Target: **30K+** veterinary practices in US & **4K** Animal Shelters[9]

60M
Tests

19M annual heartworm tests reported in the US[6]
CAPC estimates over **60M** tests are performed annually in the US

Potential expansion into **full panel** of intestinal parasites as well as other animals, including **livestock**

THE VETERINARY VALUE PROPOSITION

Utilize **preventives** instead of costly, high-risk treatments.

No blood draws; reduces needle-stick risk and improves staff safety.

Fast results enable same-visit prescriptions and **higher client compliance**.

Full parasite panel will **minimize or eliminate** the need for **stool samples.**

New revenue from ability to test dogs **under six months** old.

New revenue from 40-day **confirmatory tests** for preventives.

New revenue from offering a premium **early-stage** heartworm test.

First-to-market technology that sets the practice apart.

VET PRACTICE OWNERSHIP

30,000+ VETERINARY PRACTICES IN U.S. (2025)[9]



LARGE GROUP OWNERS
6,700+ CLINICS
INDEPENDENT OWNERS
23,300 CLINICS



LARGE GROUP OWNERS
CAREVET (200)
PETVET (450)
THRIVE (455)
MARS (2500)
MISSION (850)
NVA (1500)
VETCOR (850)

*AS AQUISITIONS OCCUR, ALL NUMBERS ARE APPROXIMATIONS

A SCALABLE HARDWARE/SOFTWARE ENABLED SOLUTION

HEARTWORM MARKET (ONLY)

AVERAGE HEARTWORM TEST COST TO PRACTICE

$8

TESTING CLINICS PROJECTED TO GENERATE $20,800 ANNUAL REVENUE FOR VBA WHEN PERFORMING 10 TESTS PER DAY (5 DAYS PER WEEK)



$20,800

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."

A SCALABLE HARDWARE/SOFTWARE ENABLED SOLUTION

COMPLETE PARASITE PANEL (5 TESTS)

AVERAGE FULL PANEL TEST COST TO PRACTICE

$35

AVERAGE LOCATION GENERATES $91,000 ANNUAL REVENUE FOR VBA WHEN PERFORMING 10 PANELS PER DAY (5 DAYS PER WEEK)



$91,000

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."

PROVEN TRACTION

INITIAL FUNDRAISING

RAISED $1.5M AND SEEKING INVESTMENTS FOR RESEARCH AND SCALING

CANINE BREATH CAPTURE DEVICE

DEVELOPED PROTOTYPE FOR BREATH SAMPLE CAPTURE IN DOGS

RESEARCH PARTNERSHIP

ESTABLISHED PARTNERSHIPS WITH LEADING VETERINARY PARASITOLOGISTS AND RESEARCH FACILITIES

DEVELOPMENT STUDY

SAMPLE COLLECTION AND DATA ANALYSIS FOR CLINICAL VALIDATION OF VBA'S CANINE HEARTWORM DISEASE BREATH TEST

DEVELOPED HEARTWORM MARKER

DEVELOPED INITIAL MATURE HEARTWORM BREATH MARKER

DEVELOPED EARLY DETECTION HEARTWORM MARKER

DEVELOPED AN INITIAL EARLY STAGE HEARTWORM MARKER, STARTING AT 35 DAYS POST INFECTION

DEVELOP COMPLETE INTESTINAL PARASITE PANEL

INITIATED DEVELOPMENT OF MARKERS FOR HOOKWORMS, ROUNDWORMS, WHIPWORMS, AND GIARDIA

PLUG AND PLAY

VBA was vetted and selected from startups around the world to participate in Plug and Play's Accelerator Program for 2026. Plug and Play has been ranked as one of the most active investors in the world

Plug and Play Investment Highlights:

- ~**250** investments per year
- **2.5K+** portfolio companies
- Companies in our portfolio have raised **$40B+** in additional funding

30+ UNICORNS

*order by date

PayPal	LendingClub	Dropbox	SoundHound AI	Rappi
GUARDANT	N26	Quantenna	hippo	honey
Course Hero	ApplyBoard	kustomer	big id	flutterwave
FiscalNote	shippo	Trulioo	Tractable	animoca BRANDS
BLOCKDAEMON	FLYR	cloudwalk	OWKIN	MANSCAPED
TURING	Truebill	Esusu	visby medical	FLEXIV
einride	ZAMA	airalo	mesh	

LAUNCH SCHEDULE

2026
- COMPLETE MATURE HW MARKER
- COMPLETE EARLY HW MARKER
- COMPLETE ACCURACY TESTING FOR HW
- INITIATE ADDITIONAL INTESTINAL PARASITE R&D

2027
- COMPLETE FULL PARASITE PANEL
- BEGIN COMMERCIALIZATION

2028+
- CONTINUE COMMERCIALIZATION
- ADDITIONAL DISEASE R&D AND EXPANSION

All financial projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."

FUTURE OPPORTUNITIES*


CATS

CHRONIC KIDNEY DISEASE

> Affects up to 30–40% of senior cats and is a leading cause of death[10]

Current diagnosis is late

Early detection could enable:

- Earlier treatment
- Less symptoms
- Less suffering for the cat
- Less CKD related deaths


POULTRY

AVIAN INFLUENZA

> ~200M birds lost since 2022[11]

Current diagnosis is late

Early detection could enable:

- Earlier isolation
- Pre-mortality detection
- lower death loss
- Barn-level air sampling


CATTLE

BOVINE RESPIRATORY DISEASE

> ~$1B per year in US beef losses[12]

Current diagnosis is late

Early detection could enable:

- Earlier isolation
- Fewer antibiotics
- lower death loss
- Preserved growth potential


SWINE

SWINE INFLUENZA

> Large ourbreaks could cost $10B - $14B[13]

Current diagnosis is late

Early detection could enable:

- Less barn-wide breakout
- Less production drag

***All financial and operational projections are hypothetical and for illustrative discussion purposes only. They are based on numerous assumptions that may prove incorrect (market adoption, regulatory clearance, competition, execution risk, etc.). Actual results may vary materially. See "Forward-Looking Statements."**

TEAM



Andrew Brown:
Founder and CEO

Andrew Brown – Andrew began his last venture in 2006 as a pioneer of the restaurant delivery service industry. He founded and led Doorstep Delivery to become a national brand and to a successful exit in 2019. The company sold as part of a $321M transaction to a public company.



Dr. Lindsay Starkey:
Parasitology expert, original researcher

Dr. Lindsay Starkey is an expert in parasitology and vector-borne diseases. Dr. Starkey was part of the initial team of researchers, with Drs. Byron Blagburn and Sarah Zohdy, who identified the potential of utilizing breath analysis for heartworm. She leads our testing protocols. We have five Veterinarians on the team each working on their own specialty.



Robert Tavzel:
VetBreath Dx technology specialist

Robert Tavzel is our Lead Technology Advisor. Robert has extensive experience in working with GC-PID technology He has worked on multiple applications including human cancer detection research and environmental research.



Dr. Elyssa Campbell:
Parasitologist (PhD) & Research Center Director

Dr. Elyssa Campbell is a veterinary parasitologist at The University of Georgia and Director of the Filariasis Research Reagent Resource Center. Dr. Campbell specializes in the interactions of the parasite and the animal with a focus in canine heartworm and canine hookworm.



Bruce Truman, MBA:
Pet health industry veteran

Bruce L. Truman is a leading figure in the pet healthcare industry, specializing in emerging technologies. He is a founding board member of the Veterinary Virtual Care Association (VVCA) and a past president of VetPartners.org. He also advises on various SaaS solutions in the animal care space.

Citations

1. https://pubs.acs.org/doi/10.1021/acsnano.6b04930?
2. https://www.nature.com/articles/s41598-025-11365-4?
3. https://www.sciencedirect.com/science/article/abs/pii/S1056872721002397?
4. https://www.accessdata.fda.gov/cdrh_docs/pdf10/P100025b.pdf?
5. https://jamanetwork.com/journals/jamanetworkopen/fullarticle/2801785?
6. https://capcvet.org/maps/#/2024/all-year/heartworm-canine/dog/united-states
7. https://www.gminsights.com/industry-analysis/animal-diagnostics-market
8. https://www.gminsights.com/industry-analysis/animal-diagnostics-market
9. https://www.dvm360.com/view/2025-economic-state-of-the-veterinary-profession-trends-and-opportunities-for-your-practice
10. https://www.vet.cornell.edu/departments-centers-and-institutes/cornell-feline-health-center/health-information/feline-health-topics/chronic-kidney-disease
11. https://www.wattagnet.com/poultry-meat/diseases-health/avian-influenza/news/15819454/202226-us-poultry-losses-to-hpai-surpass-200-million-birds#:~:text=That%20number%20continues%20to%20climb,Indiana%20losses%20drive%20number%20higher
12. https://pmc.ncbi.nlm.nih.gov/articles/PMC12390213/#:~:text=From%20an%20economic%20standpoint%2C%20BRD,to%20its%20onset%20and%20progression.
13. https://animalhealthmetrics.org/2026/02/03/potential-economy-wide-impacts-of-an-african-swine-fever-outbreak-in-the-united-states/
14. chrome-extension://efaidnbmnnnibpcajpcglclefindmkaj/https://www.defiant-tech.com/pdfs/VOCAM-Heated-PID-GC-System-for-Continuous-Monitoring.pdf

CONTACT US

ANDREW BROWN – CEO

- 321.230.3739
- Andrew@GIPLinc.com



CAPTAIN – CHIEF BARK OFFICER

VETBREATH™ ANALYTICS

a division of Global Innovative Platforms

PIONEERING BREATH-BASED DIAGNOSTICS FOR ANIMAL HEALTH

COMPANY DETAILS

Global Innovative Platforms, Inc (OTC:GIPL)
FOUNDED: 2020, Delaware C-corp
CONTACT: roger@giplinc.com

FINANCIALS

Company Stage: Revenue Producing
Raised $1.5M in Seed Rounds

TEAM



Founder & CEO
Andrew Brown
Last exit for $321M to public company



MEDICAL DIRECTOR
Dr. Lindsay Starkey
Leading parasitologist -OSU
American Heartworm Society Board
Pioneer in animal breathomics



RESEARCH DIRECTOR
Dr. Elyssa Campbell
Leading parasitologist -UGa
American Heartworm Society Board



Sr Advisor, Animal Health Industry
Bruce L Truman
PetTech Innovation Leader
Startup Commercialization Expert

PARTNERS

PLUG AND PLAY ANIMAL HEALTH

BLT Technology & Innovation Group

OVERVIEW:

VetBreath™ Analytics is an early-stage, publicly traded animal health diagnostics company developing a **non-invasive, breath-based disease detection platform** for veterinary use. The initial focus is heartworm detection in dogs, with a roadmap toward multi-disease screening panels designed to improve early detection, reduce treatment risk, and simplify clinical workflows.

THE PROBLEM:

Most veterinary diagnostics rely on **blood or stool samples** and frequently detect disease only after significant progression. In heartworm specifically, antigen-based blood tests typically require six months post-infection, limiting early intervention and increasing the likelihood of irreparable harm to the dog's heart and lungs as well as costly treatment.

THE SOLUTION:

VetBreath™ Analytics has developed a patent pending breath based diagnostic approach that analyzes disease-specific volatile organic compound (VOC) signatures. Internal validation work conducted with veterinary and parasitology expertise indicates the ability to identify **heartworm-associated markers significantly earlier than traditional antigen tests**, using a simple, non-invasive breath sample.



Earlier detection may allow veterinarians to intervene sooner using standard preventive protocols, potentially reducing irreparable harm and avoiding advanced treatment in many cases.

TECHNOLOGY



VetBreath's platform leverages the VetBreath Dx platform, a gas chromatography photoionization detection (GC-PID) system with parts-per-trillion sensitivity. The system enables high-resolution detection of low-concentration VOC patterns associated with biological processes, supporting repeatable breath analysis for diagnostic development. Exclusive worldwide rights to VetBreath Dx technology for all animal related applications.

MARKET APPROACH

- Obtainable Market– 1,600+veterinary clinics and animal shelters in central Florida
- Regional Addressable Market – 5000+ clinics and shelters in Florida
- Total Addressable Market – Over 34,000 veterinary clinics and animal shelters in the U.S.
- Over $1B of annual parasite tests where VetBreath Dx could be used
- Global Market – Over 160,000 clinics

STATUS

- Revenue producing contract with global animal health company
- Mature heartworm breath marker complete
- Early detection heartworm breath marker complete
- Accuracy studies under way
- Initiated development on hookworm, roundworm, whipworm, and giardia